EXHIBIT 99.1

[OBJECT OMITTED]                                                    News Release

FOR IMMEDIATE RELEASE
January 20, 2004


             Trustmark Announces Earnings of $118.5 Million in 2003
                        Return on Equity reaches 17.6%,
                Company enters Florida and Plans Texas Expansion

     Jackson, Miss. - Trustmark Corporation (NASDAQ:TRMK) announced earnings of $118.5 million for the year ended December 31, 2003. Diluted earnings per share in 2003 were $2.00, comparing favorably to $1.94 in 2002. Trustmark's performance during 2003 resulted in a return on average assets of 1.60% and a return on average shareholders' equity of 17.56%. At December 31, 2003, Trustmark reported total loans of $5.0 billion, total assets of $7.9 billion, total deposits of $5.1 billion, and shareholders' equity of $690 million.
     Diluted earnings per share in the fourth quarter of 2003 were $0.52, up 8.3% compared to $0.48 in the fourth quarter of 2002. Net income for the fourth quarter of 2003 totaled $30.5 million. Trustmark's performance for the quarter ended December 31, 2003, resulted in a return on average assets of 1.57% and a return on average shareholders' equity of 17.50%.
     Richard G. Hickson, Chairman and Chief Executive Officer, stated, "Trustmark achieved considerable success in the implementation of its strategic plan in 2003 as loans increased $415 million, or 9.0%, while deposits grew $403 million, or 8.6%. During the year, we also entered the dynamic Destin and Panama City Florida markets and announced plans to serve the greater Houston, Texas market in the first quarter of 2004. These growing markets, along with our Jackson and Memphis franchises, are transforming Trustmark into a regional provider of banking and financial solutions."
     During 2003, Trustmark repurchased approximately 2.4 million shares of its common stock, including approximately 282 thousand shares in the fourth quarter. At December 31, 2003, Trustmark had authorization to repurchase up to an additional 3.5 million shares. The share repurchase program is subject to market conditions and management discretion and will continue to be implemented through open market purchases or privately negotiated transactions.
     Trustmark is a financial services company providing banking and financial solutions through over 140 offices and 2,350 associates in Mississippi, Tennessee and Florida. For additional financial information, visit Trustmark's web site at www.trustmark.com.

Forward-Looking Statements

     This press release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward-looking statement in this press release encompasses any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein, as well as the management assumptions underlying those forward-looking statements. Factors that might cause future results to differ from such forward-looking statements are described in Trustmark's filings with the Securities and Exchange Commission. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments, or otherwise.


Investor Contacts:    Zach Wasson                           Joseph Rein
                      Executive Vice President and CFO      First Vice President
                      601-208-6816                          601-208-6898

Media Contact:        Gray Wiggers
                      Senior Vice President
                      601-208-5942

                     TRUSTMARK CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL INFORMATION
                                December 31, 2003
                                ($ in thousands)
                                   (unaudited)

                            Quarter Ended Dec. 31,
                           ----------------------
AVERAGE BALANCES              2003        2002     $ Change   % Change
----------------           ----------  ----------  ---------  --------
Securities AFS-taxable     $1,737,519  $  946,379  $ 791,140    83.6%
Securities AFS-nontaxable      68,976      74,723     (5,747)   -7.7%
Securities HTM-taxable         97,536     491,306   (393,770)  -80.1%
Securities HTM-nontaxable      90,530      89,903        627     0.7%
                           ----------   ---------  ---------
Total securities            1,994,561   1,602,311    392,250    24.5%
                           ----------   ---------  ---------
Loans                       4,991,449   4,629,574    361,875     7.8%
Fed funds sold
  and rev repos                19,569      23,133     (3,564)  -15.4%
                           ----------   ---------  ---------
Total earning assets        7,005,579   6,255,018    750,561    12.0%
                           ----------   ---------  ---------
Allowance for loan losses     (74,449)    (75,334)       885    -1.2%
Cash and due from banks       296,340     279,168     17,172     6.2%
Other assets                  463,625     417,860     45,765    11.0%
                           ----------  ----------  ---------
Total assets               $7,691,095  $6,876,712  $ 814,383    11.8%
                           ==========  ==========  =========

Int-bearing demand dep     $1,165,721  $  956,895  $ 208,826    21.8%
Savings deposits              866,248     752,474    113,774    15.1%
Time deposits less
  than $100,000             1,226,521   1,286,384    (59,863)   -4.7%
Time deposits of $100,000
  or more                     462,732     476,520    (13,788)   -2.9%
                           ----------  ----------  ---------
Total interest-bearing dep  3,721,222   3,472,273    248,949     7.2%
Fed funds pch and repos       892,546     766,711    125,835    16.4%
Short-term borrowings         584,931     275,500    309,431   112.3%
Long-term FHLB advances       502,796     458,152     44,644     9.7%
                           ----------  ----------  ---------
Total int-bearing
  liabilities               5,701,495   4,972,636    728,859    14.7%
Nonint-bearing deposits     1,246,389   1,155,741     90,648     7.8%
Other liabilities              52,506      68,125    (15,619)  -22.9%
Shareholders' equity          690,705     680,210     10,495     1.5%
                           ----------  ----------  ---------
Total liab and equity      $7,691,095  $6,876,712  $ 814,383    11.8%
                           ==========  ==========  =========

                            Year-to-date Dec. 31,
                           ----------------------
AVERAGE BALANCES              2003        2002     $ Change   % Change
----------------           ----------  ----------  ---------  --------
Securities AFS-taxable     $1,518,170  $  885,070  $ 633,100    71.5%
Securities AFS-nontaxable      67,188      81,883    (14,695)  -17.9%
Securities HTM-taxable        236,994     588,193   (351,199)  -59.7%
Securities HTM-nontaxable      90,755      89,698      1,057     1.2%
                           ----------  ----------  ---------
Total securities            1,913,107   1,644,844    268,263    16.3%
                           ----------  ----------  ---------
Loans                       4,822,350   4,544,611    277,739     6.1%
Fed funds sold
  and rev repos                25,174      26,275     (1,101)   -4.2%
                           ----------  ----------  ---------
Total earning assets        6,760,631   6,215,730    544,901     8.8%
                           ----------  ----------  ---------
Allowance for loan losses     (74,890)    (75,518)       628    -0.8%
Cash and due from banks       296,724     280,543     16,181     5.8%
Other assets                  426,157     421,037      5,120     1.2%
                           ----------  ----------  ---------
Total assets               $7,408,622  $6,841,792  $ 566,830     8.3%
                           ==========  ==========  =========

Int-bearing demand dep     $1,134,243  $  957,410  $ 176,833    18.5%
Savings deposits              832,490     735,885     96,605    13.1%
Time deposits less
  than $100,000             1,226,741   1,311,405    (84,664)   -6.5%
Time deposits of $100,000
  or more                     449,959     507,725    (57,766)  -11.4%
                           ----------  ----------  ---------
Total interest-bearing dep  3,643,433   3,512,425    131,008     3.7%
Fed funds pch and repos       947,050     788,618    158,432    20.1%
Short-term borrowings         391,366     384,481      6,885     1.8%
Long-term FHLB advances       472,819     327,054    145,765    44.6%
                           ----------  ----------  ---------
Total int-bearing
  liabilities               5,454,668   5,012,578    442,090     8.8%
Nonint-bearing deposits     1,216,523   1,086,487    130,036    12.0%
Other liabilities              62,288      66,996     (4,708)   -7.0%
Shareholders' equity          675,143     675,731       (588)   -0.1%
                           ----------  ----------  ---------
Total liab and equity      $7,408,622  $6,841,792  $ 566,830     8.3%
                           ==========  ==========  =========

                                December 31,
                           ----------------------
PERIOD END BALANCES           2003        2002     $ Change   % Change
-------------------        ----------  ----------  ---------  --------
Sec available for sale     $1,933,993  $1,262,570  $ 671,423    53.2%
Sec held to maturity          178,450     549,197   (370,747)  -67.5%
                           ----------  ----------  ---------
Total securities            2,112,443   1,811,767    300,676    16.6%
Loans                       5,032,612   4,617,366    415,246     9.0%
Fed funds sold
  and rev repos                37,712      23,957     13,755    57.4%
                           ----------  ----------  ---------
Total earning assets        7,182,767   6,453,090    729,677    11.3%
                           ----------  ----------  ---------
Allowance for loan losses     (74,276)    (74,771)       495    -0.7%
Cash and due from banks       333,096     357,427    (24,331)   -6.8%
Intang-other identifiable      21,921      22,788       (867)   -3.8%
Intang-mortgage servicing      49,707      48,827        880     1.8%
Intang-goodwill                95,877      48,028     47,849    99.6%
Other assets                  305,229     283,317     21,912     7.7%
                           ----------  ----------  ---------
Total assets               $7,914,321  $7,138,706  $ 775,615    10.9%
                           ==========  ==========  =========

Nonint-bearing deposits    $1,329,444  $1,251,240  $  78,204     6.3%
Int-bearing deposits        3,760,015   3,435,056    324,959     9.5%
                           ----------  ----------  ---------
Total deposits              5,089,459   4,686,296    403,163     8.6%
Fed funds pch and repos       928,135     954,978    (26,843)   -2.8%
Short-term borrowings         621,532     275,959    345,573   125.2%
Long-term FHLB advances       531,035     475,000     56,035    11.8%
Other liabilities              54,587      66,939    (12,352)  -18.5%
                           ----------  ----------  ---------
Total liabilities           7,224,748   6,459,172    765,576    11.9%
                           ----------  ----------  ---------
Common stock                   12,136      12,609       (473)   -3.8%
Surplus                       132,383     188,652    (56,269)  -29.8%
Retained earnings             548,521     470,317     78,204    16.6%
Accum other comprehensive
  (loss) income, net of
  taxes                        (3,467)      7,956    (11,423) -143.6%
                           ----------  ----------  ---------
Total shareholders' equity    689,573     679,534     10,039     1.5%
                           ----------  ----------  ---------
Total liab and equity      $7,914,321  $7,138,706  $ 775,615    10.9%
                           ==========  ==========  =========

Total int-bearing liab     $5,840,717  $5,140,993  $ 699,724    13.6%
                           ==========  ==========  =========

                           Quarter Ended Dec. 31,
                           ----------------------
INCOME STATEMENTS             2003        2002     $ Change   % Change
-----------------          ----------  ----------  ---------  --------
Int and fees on loans-FTE  $   73,650  $   75,653  $  (2,003)   -2.6%
Int on securities-taxable      14,722      19,365     (4,643)  -24.0%
Int on securities-tax
  exempt-FTE                    3,080       3,262       (182)   -5.6%
Int on fed funds sold
  and rev repos                    51          79        (28)  -35.4%
Other interest income              13          22         (9)  -40.9%
                           ----------  ----------  ---------
Total interest income-FTE      91,516      98,381     (6,865)   -7.0%
                           ----------  ----------  ---------
Interest on deposits           13,445      17,627     (4,182)  -23.7%
Interest on fed funds
  pch and repos                 2,159       2,706       (547)  -20.2%
Other interest expense          5,295       5,489       (194)   -3.5%
                           ----------  ----------  ---------
Total interest expense         20,899      25,822     (4,923)  -19.1%
                           ----------  ----------  ---------
Net interest income-FTE        70,617      72,559     (1,942)   -2.7%
Provision for loan losses       2,351       3,800     (1,449)  -38.1%
                           ----------  ----------  ---------
Net interest income after
  provision-FTE                68,266      68,759       (493)   -0.7%
                           ----------  ----------  ---------
Service charges on
  deposit accounts             14,297      13,510        787     5.8%
Other acct charges and fees     7,073       7,085        (12)   -0.2%
Insurance commissions           4,109       4,257       (148)   -3.5%
Mortgage servicing fees         4,174       4,322       (148)   -3.4%
Trust service income            2,658       2,549        109     4.3%
Gains on sales of loans         1,223       3,303     (2,080)  -63.0%
Other income                      832       1,268       (436)  -34.4%
                           ----------  ----------  ---------
Nonint inc-excl sec gains      34,366      36,294     (1,928)   -5.3%
Security gains                      5       1,019     (1,014)  -99.5%
                           ----------  ----------  ---------
Total noninterest income       34,371      37,313     (2,942)   -7.9%
                           ----------  ----------  ---------
Salaries and employee
  benefits                     29,678      30,771     (1,093)   -3.6%
Net occupancy-premises          3,276       3,225         51     1.6%
Equipment expense               3,885       3,728        157     4.2%
Services and fees               7,587       8,694     (1,107)  -12.7%
Amtz/impairment of intang
  assets                        1,859       5,389     (3,530)  -65.5%
Loan expense                    2,486       2,451         35     1.4%
Other expense                   4,960       5,398       (438)   -8.1%
                           ----------  ----------  ---------
Total noninterest expense      53,731      59,656     (5,925)   -9.9%
                           ----------  ----------  ---------
Income before income taxes     48,906      46,416      2,490     5.4%
Tax equivalent adjustment       2,004       2,186       (182)   -8.3%
Income taxes                   16,438      14,884      1,554    10.4%
                           ----------  ----------  ---------
Net income                 $   30,464  $   29,346  $   1,118     3.8%
                           ==========  ==========  =========
Earnings per share
     Basic                 $     0.52  $     0.48     $ 0.04     8.3%
                           ==========  ==========  =========

     Diluted               $     0.52  $     0.48     $ 0.04     8.3%
                           ==========  ==========  =========

Wtd average shares o/s
     Basic                 58,401,559  61,189,525               -4.6%
                           ==========  ==========

     Diluted               58,757,964  61,292,213               -4.1%
                           ==========  ==========

Period end shares o/s      58,246,733  60,516,668               -3.8%
                           ==========  ==========

Dividends per share        $   0.1900  $   0.1650               15.2%
                           ==========  ==========

                            Year-to-date Dec. 31,
                           ----------------------
INCOME STATEMENTS             2003        2002     $ Change   % Change
-----------------          ----------  ----------  ---------  --------
Int and fees on loans-FTE  $  289,622  $  309,986  $ (20,364)   -6.6%
Int on securities-taxable      65,332      89,562    (24,230)  -27.1%
Int on securities-tax
  exempt-FTE                   12,362      13,642     (1,280)   -9.4%
Int on fed funds sold
  and rev repos                   287         424       (137)  -32.3%
Other interest income              50       1,390     (1,340)  -96.4%
                           ----------  ----------  ---------
Total interest income-FTE     367,653     415,004    (47,351)  -11.4%
                           ----------  ----------  ---------
Interest on deposits           59,327      79,059    (19,732)  -25.0%
Interest on fed funds
  pch and repos                10,255      12,652     (2,397)  -18.9%
Other interest expense         19,976      22,055     (2,079)   -9.4%
                           ----------  ----------  ---------
Total interest expense         89,558     113,766    (24,208)  -21.3%
                           ----------  ----------  ---------
Net interest income-FTE       278,095     301,238    (23,143)   -7.7%
Provision for loan losses       9,771      14,107     (4,336)  -30.7%
                           ----------  ----------  ---------
Net interest income after
  provision-FTE               268,324     287,131    (18,807)   -6.5%
                           ----------  ----------  ---------
Service charges on
  deposit accounts             54,351      50,056      4,295     8.6%
Other acct charges and fees    28,101      28,371       (270)   -1.0%
Insurance commissions          20,567      17,837      2,730    15.3%
Mortgage servicing fees        16,826      17,247       (421)   -2.4%
Trust service income            9,834       9,962       (128)   -1.3%
Gains on sales of loans        15,938       9,353      6,585    70.4%
Other income                     (305)     (4,524)     4,219   -93.3%
                           ----------  ----------  ---------
Nonint inc-excl sec gains     145,312     128,302     17,010    13.3%
Security gains                 12,231      13,568     (1,337)   -9.9%
                           ----------  ----------  ---------
Total noninterest income      157,543     141,870     15,673    11.0%
                           ----------  ----------  ---------
Salaries and employee
  benefits                    126,533     119,801      6,732     5.6%
Net occupancy-premises         12,817      12,088        729     6.0%
Equipment expense              14,989      15,085        (96)   -0.6%
Services and fees              31,283      32,414     (1,131)   -3.5%
Amtz/impairment of intang
  assets                       20,874      24,275     (3,401)  -14.0%
Loan expense                    9,641       9,765       (124)   -1.3%
Other expense                  19,983      20,413       (430)   -2.1%
                           ----------  ----------  ---------
Total noninterest expense     236,120     233,841      2,279     1.0%
                           ----------  ----------  ---------
Income before income taxes    189,747     195,160     (5,413)   -2.8%
Tax equivalent adjustment       8,265       9,052       (787)   -8.7%
Income taxes                   62,952      64,968     (2,016)   -3.1%
                           ----------  ----------  ---------
Net income                 $  118,530  $  121,140  $  (2,610)   -2.2%
                           ==========  ==========  =========

Earnings per share
     Basic                 $     2.01  $     1.95  $   0.06      3.1%
                           ==========  ==========  ========

     Diluted               $     2.00  $     1.94  $   0.06      3.1%
                           ==========  ==========  ========

Wtd average shares o/s
     Basic                 59,009,485  62,250,734               -5.2%
                           ==========  ==========

     Diluted               59,243,819  62,416,130               -5.1%
                           ==========  ==========

Period end shares o/s      58,246,733  60,516,668               -3.8%
                           ==========  ==========

Dividends per share        $   0.6850  $   0.6150               11.4%
                           ==========  ==========

                                 December 31,
                           ----------------------
NONPERFORMING ASSETS          2003        2002     $ Change   % Change
--------------------       ----------  ----------  ---------  --------
Nonaccrual loans           $   23,921  $   31,642  $  (7,721)  -24.4%
Restructured loans                  -           -          -
                           ----------  ----------  ---------
Total nonperforming loans      23,921      31,642     (7,721)  -24.4%
Other real estate               5,929       6,298       (369)   -5.9%
                           ----------  ----------  ---------
Total nonperforming assets     29,850      37,940     (8,090)  -21.3%
Loans past due over 90 days     2,606       2,946       (340)  -11.5%
                           ----------  ----------  ---------
Total nonperforming
  assets plus past
  due over 90 days         $   32,456  $   40,886  $  (8,430)  -20.6%
                           ==========  ==========  =========


                           Quarter Ended Dec. 31,
                           ----------------------
ALLOWANCE FOR LOAN LOSSES     2003        2002     $ Change   % Change
-------------------------  ----------  ----------  ---------  --------
Beginning Balance          $   74,486  $   75,538  $  (1,052)   -1.4%
Charge-offs                    (4,533)     (6,754)     2,221   -32.9%
Recoveries                      1,972       2,187       (215)   -9.8%
Provision for loan losses       2,351       3,800     (1,449)  -38.1%
                           ----------  ----------  ---------
Ending Balance             $   74,276  $   74,771  $    (495)   -0.7%
                           ==========  ==========  =========

                            Year-to-date Dec. 31,
                           ----------------------
ALLOWANCE FOR LOAN LOSSES     2003         2002     $ Change  % Change
-------------------------  ----------  ----------  ---------  --------
Beginning Balance          $   74,771  $   75,534  $    (763)   -1.0%
Charge-offs                   (19,208)    (24,035)     4,827   -20.1%
Recoveries                      8,942       9,165       (223)   -2.4%
Provision for loan losses       9,771      14,107     (4,336)  -30.7%
                           ----------  ----------  ---------
Ending Balance             $   74,276  $   74,771  $    (495)   -0.7%
                           ==========  ==========  =========

                                      Quarter Ended     Year-to-date
                                     ---------------   --------------
                                       December 31,      December 31,
                                     ---------------   --------------
RATIOS                                2003     2002     2003     2002
------                               ------   ------   ------   ------
ROA                                   1.57%    1.69%    1.60%    1.77%
ROE                                  17.50%   17.12%   17.56%   17.93%
Equity generation rate               11.10%   11.23%   11.57%   12.27%
EOP equity/ EOP assets                8.71%    9.52%    8.71%    9.52%
Average equity/average assets         8.98%    9.89%    9.11%    9.88%
Interest margin - Yield - FTE         5.18%    6.24%    5.43%    6.68%
Interest margin - Cost - FTE          1.18%    1.64%    1.32%    1.83%
Net interest margin - FTE             4.00%    4.60%    4.11%    4.85%
Rate on interest-bearing liab         1.45%    2.06%    1.64%    2.27%
Efficiency ratio                     52.72%   54.14%   53.42%   51.63%
Expense ratio                         1.10%    1.48%    1.34%    1.70%
Net charge offs/average loans         0.20%    0.39%    0.21%    0.33%
Prov for loan losses/average loans    0.19%    0.33%    0.20%    0.31%
Nonperforming loans/total loans       0.48%    0.69%    0.48%    0.69%
Nonperforming assets/total loans      0.59%    0.82%    0.59%    0.82%
Nonperf assets/total loans+ORE        0.59%    0.82%    0.59%    0.82%
ALL/nonperforming loans             310.51%  236.30%  310.51%  236.30%
ALL/total loans                       1.48%    1.62%    1.48%    1.62%
Net loans/total assets               62.65%   63.63%   62.65%   63.63%

                                   Quarter Ended Dec. 31,
                                   ----------------------
COMMON STOCK PERFORMANCE             2003          2002
------------------------           --------      --------
Market value of stock-Close        $ 29.270      $ 23.800
Market value of stock-High         $ 30.000      $ 24.300
Market value of stock-Low          $ 27.050      $ 20.350
Book value of stock                $  11.84      $  11.23
Tangible book value of stock       $   9.82      $  10.06
Tangible equity                    $571,775      $608,718
Market/Book value of stock           247.21%       211.93%
Price/Earnings ratio                  14.19         12.50
Dividend payout                       36.54%        34.38%


                                   Year-to-date Dec. 31,
                                   ---------------------
COMMON STOCK PERFORMANCE             2003         2002
------------------------           --------     --------
Market value of stock-Close        $ 29.270     $ 23.800
Market value of stock-High         $ 30.000     $ 27.140
Market value of stock-Low          $ 22.560     $ 20.350
Book value of stock                $  11.84     $  11.23
Tangible book value of stock       $   9.82     $  10.06
Tangible equity                    $571,775     $608,718
Market/Book value of stock           247.21%      211.93%
Price/Earnings ratio                  14.56        12.21
Dividend payout                       34.08%       31.54%


                                        December 31,
                                   ---------------------
OTHER DATA                          2003          2002
----------                         -------       -------
EOP Employees - FTE                 2,356         2,443

                                Quarter Ended
                           ----------------------
AVERAGE BALANCES            12/31/03     9/30/03   $ Change   % Change
----------------           ----------  ----------  ---------  --------
Securities AFS-taxable     $1,737,519  $1,595,036  $ 142,483     8.9%
Securities AFS-nontaxable      68,976      63,940      5,036     7.9%
Securities HTM-taxable         97,536     162,393    (64,857)  -39.9%
Securities HTM-nontaxable      90,530      90,841       (311)   -0.3%
                           ----------  ----------  ---------
Total securities            1,994,561   1,912,210     82,351     4.3%
                           ----------  ----------  ---------
Loans                       4,991,449   4,933,252     58,197     1.2%
Fed funds sold
  and rev repos                19,569      20,535       (966)   -4.7%
                           ----------  ----------  ---------
Total earning assets        7,005,579   6,865,997    139,582     2.0%
                           ----------  ----------  ---------
Allowance for loan losses     (74,449)    (74,832)       383    -0.5%
Cash and due from banks       296,340     282,239     14,101     5.0%
Other assets                  463,625     426,066     37,559     8.8%
                           ----------  ----------  ---------
Total assets               $7,691,095  $7,499,470  $ 191,625     2.6%
                           ==========  ==========  =========

Int-bearing demand dep     $1,165,721  $1,171,315  $  (5,594)   -0.5%
Savings deposits              866,248     844,838     21,410     2.5%
Time deposits less
  than $100,000             1,226,521   1,192,351     34,170     2.9%
Time deposits of $100,000
  or more                     462,732     436,914     25,818     5.9%
                           ----------  ----------  ---------
Total interest-bearing dep  3,721,222   3,645,418     75,804     2.1%
Fed funds pch and repos       892,546     929,774    (37,228)   -4.0%
Short-term borrowings         584,931     463,482    121,449    26.2%
Long-term FHLB advances       502,796     455,502     47,294    10.4%
                           ----------  ----------  ---------
Total int-bearing
  liabilities               5,701,495   5,494,176    207,319     3.8%
Nonint-bearing deposits     1,246,389   1,260,135    (13,746)   -1.1%
Other liabilities              52,506      69,231    (16,725)  -24.2%
Shareholders' equity          690,705     675,928     14,777     2.2%
                           ----------  ----------  ---------
Total liab and equity      $7,691,095  $7,499,470  $ 191,625     2.6%
                           ==========  ==========  =========

                                Period Ended
                           ----------------------
PERIOD END BALANCES         12/31/03    9/30/03    $ Change   % Change
-------------------        ----------  ----------  ---------  --------
Sec available for sale     $1,933,993  $1,676,969  $ 257,024    15.3%
Sec held to maturity          178,450     201,052    (22,602)  -11.2%
                           ----------  ----------  ---------
Total securities            2,112,443   1,878,021    234,422    12.5%
Loans                       5,032,612   5,024,210      8,402     0.2%
Fed funds sold
  and rev repos                37,712      59,500    (21,788)  -36.6%
                           ----------  ----------  ---------
Total earning assets        7,182,767   6,961,731    221,036     3.2%
                           ----------  ----------  ---------
Allowance for loan losses     (74,276)    (74,486)       210    -0.3%
Cash and due from banks       333,096     284,779     48,317    17.0%
Intang-other identifiable      21,921      23,094     (1,173)   -5.1%
Intang-mortgage servicing      49,707      48,767        940     1.9%
Intang-goodwill                95,877      95,877          -     0.0%
Other assets                  305,229     293,342     11,887     4.1%
                           ----------  ----------  ---------
Total assets               $7,914,321  $7,633,104  $ 281,217     3.7%
                           ==========  ==========  =========

Nonint-bearing deposits    $1,329,444  $1,256,697  $  72,747     5.8%
Int-bearing deposits        3,760,015   3,740,256     19,759     0.5%
                           ----------  ----------  ---------
Total deposits              5,089,459   4,996,953     92,506     1.9%
Fed funds pch and repos       928,135     824,710    103,425    12.5%
Short-term borrowings         621,532     635,111    (13,579)   -2.1%
Long-term FHLB advances       531,035     431,068     99,967    23.2%
Other liabilities              54,587      63,164     (8,577)  -13.6%
                           ----------  ----------  ---------
Total liabilities           7,224,748   6,951,006    273,742     3.9%
                           ----------  ----------- ---------
Common stock                   12,136      12,193        (57)   -0.5%
Surplus                       132,383     140,154     (7,771)   -5.5%
Retained earnings             548,521     529,154     19,367     3.7%
Accum other comprehensive
  (loss) income, net of
  taxes                        (3,467)        597     (4,064) -680.7%
                           ----------  ----------  ---------
Total shareholders' equity    689,573     682,098      7,475     1.1%
                           ----------  ----------  ---------
Total liab and equity      $7,914,321  $7,633,104  $ 281,217     3.7%
                           ==========  ==========  =========

Total int-bearing liab     $5,840,717  $5,631,145  $ 209,572     3.7%
                           ==========  ==========  =========

                               Quarter Ended
                           ----------------------
INCOME STATEMENTS           12/31/03     9/30/03   $ Change   % Change
-----------------          ----------  ----------  ---------  --------
Int and fees on loans-FTE  $   73,650  $   72,035  $   1,615     2.2%
Int on securities-taxable      14,722      12,065      2,657    22.0%
Int on securities-tax
  exempt-FTE                    3,080       3,005         75     2.5%
Int on fed funds sold
  and rev repos                    51          60         (9)  -15.0%
Other interest income              13          14         (1)   -7.1%
                           ----------  ----------  ---------
Total interest income-FTE      91,516      87,179      4,337     5.0%
                           ----------  ----------  ---------
Interest on deposits           13,445      14,167       (722)   -5.1%
Interest on fed funds
  pch and repos                 2,159       2,269       (110)   -4.8%
Other interest expense          5,295       4,918        377     7.7%
                           ----------  ----------  ---------
Total interest expense         20,899      21,354       (455)   -2.1%
                           ----------  ----------  ---------
Net interest income-FTE        70,617      65,825      4,792     7.3%
Provision for loan losses       2,351       1,771        580    32.7%
                           ----------  ----------  ---------
Net interest income after
  provision-FTE                68,266      64,054      4,212     6.6%
                           ----------  ----------  ---------
Service charges on
  deposit accounts             14,297      14,304         (7)    0.0%
Other acct charges and fees     7,073       7,267       (194)   -2.7%
Insurance commissions           4,109       7,708     (3,599)  -46.7%
Mortgage servicing fees         4,174       4,091         83     2.0%
Trust service income            2,658       2,519        139     5.5%
Gains on sales of loans         1,223       5,571     (4,348)  -78.0%
Other income                      832      (1,614)     2,446  -151.5%
                           ----------  ----------   --------
Nonint inc-excl sec gains      34,366      39,846     (5,480)  -13.8%
Security gains                      5          57        (52)  -91.2%
                           ----------  ----------   --------
Total noninterest income       34,371      39,903     (5,532)  -13.9%
                           ----------  ----------   --------
Salaries and employee
  benefits                     29,678      31,434     (1,756)   -5.6%
Net occupancy-premises          3,276       3,395       (119)   -3.5%
Equipment expense               3,885       3,721        164     4.4%
Services and fees               7,587       7,806       (219)   -2.8%
Amtz/impairment of intang
  assets                        1,859      (1,389)     3,248  -233.8%
Loan expense                    2,486       2,352        134     5.7%
Other expense                   4,960       5,397       (437)   -8.1%
                           ----------  ----------   --------
Total noninterest expense      53,731      52,716      1,015     1.9%
                           ----------  ----------   --------
Income before income taxes     48,906      51,241     (2,335)   -4.6%
Tax equivalent adjustment       2,004       1,994         10     0.5%
Income taxes                   16,438      16,829       (391)   -2.3%
                           ----------  ----------   --------
Net income                 $   30,464  $   32,418     (1,954)   -6.0%
                           ==========  ==========   ========

Earnings per share
     Basic                 $     0.52  $     0.55   $  (0.03)   -5.5%
                           ==========  ==========   ========

     Diluted               $     0.52  $     0.55   $  (0.03)   -5.5%
                           ==========  ==========   ========

Wtd average shares o/s
     Basic                 58,401,559  58,626,951
                           ==========  ==========

     Diluted               58,757,964  58,898,297
                           ==========  ==========

Period end shares o/s      58,246,733  58,519,206
                           ==========  ==========

Dividends per share        $   0.1900  $   0.1650
                           ==========  ==========

                                 Period Ended
                           ----------------------
NONPERFORMING ASSETS        12/31/03     9/30/03    $ Change  % Change
--------------------       ----------  ----------   --------  --------
Nonaccrual loans           $   23,921  $   26,857   $ (2,936)  -10.9%
Restructured loans                  -           -          -
                           ----------  ----------   --------
Total nonperforming loans      23,921      26,857     (2,936)  -10.9%
Other real estate               5,929       6,434       (505)   -7.8%
                           ----------  ----------   --------
Total nonperforming assets     29,850      33,291     (3,441)  -10.3%
Loans past due over 90 days     2,606       3,283       (677)  -20.6%
                           ----------  ----------   --------
Total nonperforming
   assets plus past
   due over 90 days        $   32,456  $   36,574   $ (4,118)  -11.3%
                           ==========  ==========   ========

                                Quarter Ended
                           ----------------------
ALLOWANCE FOR LOAN LOSSES   12/31/03     9/30/03    $ Change  % Change
-------------------------  ----------  ----------   --------  --------
Beginning Balance          $   74,486  $   74,819   $   (333)   -0.4%
Charge-offs                    (4,533)     (4,693)       160    -3.4%
Recoveries                      1,972       2,589       (617)  -23.8%
Provision for loan losses       2,351       1,771        580    32.7%
                           ----------  ----------   --------
Ending Balance             $   74,276  $   74,486   $   (210)   -0.3%
                           ==========  ==========   ========

                                           Quarter Ended
                                        --------------------
RATIOS                                  12/31/03     9/30/03
------                                  --------     -------
ROA                                       1.57%       1.71%
ROE                                      17.50%      19.03%
Equity generation rate                   11.10%      13.32%
EOP equity/ EOP assets                    8.71%       8.94%
Average equity/average assets             8.98%       9.01%
Interest margin - Yield - FTE             5.18%       5.03%
Interest margin - Cost - FTE              1.18%       1.23%
Net interest margin - FTE                 4.00%       3.80%
Rate on interest-bearing liabilities      1.45%       1.54%
Efficiency ratio                         52.72%      54.63%
Expense ratio                             1.10%       0.74%
Net charge offs/average loans             0.20%       0.17%
Provision for loan losses/average loans   0.19%       0.14%
Nonperforming loans/total loans           0.48%       0.53%
Nonperforming assets/total loans          0.59%       0.66%
Nonperforming assets/total loans+ORE      0.59%       0.66%
ALL/nonperforming loans                 310.51%     277.34%
ALL/total loans                           1.48%       1.48%
Net loans/total assets                   62.65%      64.85%


                                           Quarter Ended
                                        -------------------
COMMON STOCK PERFORMANCE                12/31/03    9/30/03
------------------------                --------   --------
Market value of stock-Close             $ 29.270   $ 27.130
Market value of stock-High              $ 30.000   $ 28.000
Market value of stock-Low               $ 27.050   $ 25.030
Book value of stock                     $  11.84   $  11.66
Tangible book value of stock            $   9.82   $   9.62
Tangible equity                         $571,775   $563,127
Market/Book value of stock                247.21%    232.68%
Price/Earnings ratio                       14.19      12.43
Dividend payout                            36.54%     30.00%


OTHER DATA                              12/31/03    9/30/03
----------                              --------   --------
EOP Employees - FTE                       2,356      2,365

Note 1- Business Combinations

     On December 9, 2003, Trustmark and Allied Houston Bank, Houston, Texas, announced the signing of a definitive Branch Purchase and Assumption
     Agreement pursuant to which Trustmark National Bank will acquire five branches of Allied Houston Bank serving the greater Houston market for a $10 million deposit premium. The Agreement contemplates the assumption of selected deposit accounts of approximately $160 million, the purchase of selected loan accounts of approximately $158 million and the operation of five Allied Houston Bank branch locations. At November 30, 2003, Allied Houston Bank deposits and loans totaled approximately $198 million and $178 million, respectively. The proposed transaction, which is subject to approval by regulatory authorities and Allied Houston shareholders, is expected to close during the first quarter of 2004.

     On August 29, 2003, Trustmark acquired seven Florida branches of The Banc Corporation of Birmingham, Alabama, in a business combination accounted for by the purchase method of accounting. These branches, known as the Emerald Coast Division, serve the markets from Destin to Panama City. In connection with the transaction, Trustmark paid a $46.8 million deposit premium in exchange for $232.8 million in assets and $209.2 million in deposits and other liabilities. Assets consisted of $224.3 million in loans, $6.8 million in premises and equipment and $1.7 million in other assets. These assets and liabilities have been recorded at fair value based on market conditions and risk characteristics at the acquisition date. Loans were recorded at a $1.9 million discount, consisting of a discount for general credit risk of $3.5 million offset by a market premium of $1.6 million. This net discount will be recognized as interest income over the estimated life of the loans. Excess costs over tangible net assets acquired totaled $49.5 million, of which $1.7 million and $47.8 million have been allocated to core deposits and goodwill, respectively. Trustmark's financial statements include the results of operations for this acquisition from the merger date.

Note 2 - Other Income

     The following table includes the components of other income:
                                                Quarter Ended
                                      ---------------------------------
                                      12/31/2003  9/30/2003  12/31/2002
                                      ----------  ---------  ----------
     Changes in fair value:
       Interest rate contracts        $        1  $     131  $       47
       Mortgage derivative contracts         380     (2,266)      1,058
     Other miscellaneous                     451        521         163
                                      ----------  ---------   ---------
         Total other income           $      832  $  (1,614) $    1,268
                                      ==========  =========   =========


                                           Year-to-date
                                      ----------------------
                                      12/31/2003  12/31/2002
                                      ----------  ----------
     Changes in fair value:
       Interest rate contracts        $     (496) $   (5,980)
       Mortgage derivative contracts      (1,477)      1,058
     Other miscellaneous                   1,668         398
                                      ----------  ----------
         Total other income           $     (305) $   (4,524)
                                      ==========  ==========

Note 3 - Early Retirement Program

     In February 2003,  Trustmark announced a voluntary early retirement program
     (ERP) for associates age 58 and above with ten or more years of service. This program was accepted by 116 associates, or 4.75% of Trustmark's workforce. An after-tax charge of approximately $4.1 million, or $0.07 per share, was recognized in Trustmark's first quarter 2003 earnings. Management believes this information is useful because it allows investors to easily discern the impact of the ERP on Trustmark's results of operations and ratios, as demonstrated in the following table:

                                                      Year-to-date
                                                 ----------------------
                                                 12/31/2003  12/31/2002
                                                 ----------  ----------
     Net income, as reported                     $  118,530  $  121,140
     Add back ERP charge, net of tax                  4,085           -
                                                 ----------  ----------
     Net income adjusted for ERP                 $  122,615  $  121,140
                                                 ==========  ==========

     Earnings per share adjusted for ERP
        Basic earnings per share, as reported    $     2.01  $     1.95
        Effect of ERP charge                           0.07           -
                                                 ----------  ----------
        Basic earnings per share, adjusted       $     2.08  $     1.95
                                                 ==========  ==========

        Diluted earnings per share, as reported  $     2.00  $     1.94
        Effect of ERP charge                           0.07           -
                                                 ----------  ----------
        Diluted earnings per share, adjusted     $     2.07  $     1.94
                                                 ==========  ==========

     Ratios adjusted for ERP
        ROA                                           1.66%       1.77%
        ROE                                          18.16%      17.93%

Note 4 - Amortization/Impairment of Intangible Assets

     The following table includes the components of amortization/impairment of intangible assets:
                                              Quarter Ended
                                    ---------------------------------
                                    12/31/2003  9/30/2003  12/31/2002
                                    ----------  ---------  ----------
     Amortization:
         Core deposits              $      426  $     526  $      727
         Insurance intangible              151        142         138
         Mortgage servicing rights       2,894      2,887       1,780
     Impairment of mortgage
       servicing rights                 (1,612)    (4,944)      2,744
                                    ----------  ---------   ---------
           Total amort/impairment
             of intangible assets   $    1,859  $  (1,389)  $   5,389
                                    ==========  =========   =========

                                         Year-to-date
                                    ----------------------
                                    12/31/2003  12/31/2002
                                    ----------  ----------
     Amortization:
         Core deposits              $    2,403  $    2,929
         Insurance intangible              569         276
         Mortgage servicing rights      14,515       9,540
     Impairment of mortgage
       servicing rights                  3,387      11,530
                                    ----------  ----------
           Total amort/impairment
             of intangible assets   $   20,874  $   24,275
                                    ==========  ==========


     Impairment for mortgage servicing rights is determined using estimated fair values based on specific risk characteristics of the underlying mortgages. During the quarter ended September 30, 2003, Trustmark expanded its risk characteristics used in evaluating mortgage servicing rights to include interest rates on the underlying mortgages. This change in estimate was necessary because of the recent volatile interest rate environment. This change in estimate reduced the impairment recovery during the quarter ended September 30, 2003, by approximately $2.7 million before tax ($1.7 million after tax).